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                                                                  EXHIBIT 99.01



FOR IMMEDIATE RELEASE

CONTACTS:

Kelly Kenneally        Erik Heinicke
Media Relations        Investor and Analyst Relations
208.493.2118           415.717.9470


             MICRON ELECTRONICS ANNOUNCES NEW EXECUTIVE TEAM PENDING
                       COMPLETION OF INTERLAND ACQUISITION

         COMBINED COMPANY EXPECTS EBITDA PROFITABILITY WITHIN 12 MONTHS,
             HAS THREE TIMES CASH NEEDED TO REACH CASH-FLOW POSITIVE


NAMPA, Idaho, July 26, 2001-- Micron Electronics, Inc. (Nasdaq: MUEI), a leading provider of business-class Web hosting, today named the slate of officers it plans to propose to its board of directors to run the combined company after its planned acquisition of Interland is complete. Shareholders of both companies will vote on approval of the transaction on August 6, and the companies expect the transaction to close shortly thereafter. The new company will adopt the Interland name and be headquartered in Atlanta.

"With only a couple of weeks to go before we bring these two companies together, I'm very excited to announce the line-up of seasoned professionals that will lead our company going forward," said Joel J. Kocher, chairman and chief executive officer of Micron Electronics. "This executive team, which combines the best of both companies, brings a wealth of hosting, telecom and high-tech industry experience.

"We believe this team has the experience and talent to drive the new Interland to leadership in the Web hosting industry, and that we have a very good shot at being the first public company in our space to reach cash-flow profitability," said Kocher. The company has previously projected it will become EBITDA positive within 12 months after the acquisition closes and free cash flow positive by three quarters following that.

In addition to Kocher, who will continue in the role of chairman and CEO, the senior management team will include: Ken Gavranovic, vice chairman and chief technology officer; David Buckel, senior vice president and chief financial officer; Mark Alexander, senior vice president of sales and marketing; Sid Ferrales, senior vice president and chief human resources officer; Garrett Mullins, vice president of sales; Tim Allaway, vice president of customer service and technical support; Cliff Luckey, vice president of engineering and data center operations; Nick Farsi, senior vice president and chief information officer; Barbara Gibson, vice president of public relations; and Steve Arnold, vice president and general counsel.



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"Although the current financial outlook of a few players has created market uncertainty about the hosting sector, we think it's clear that our business model and financial position make us very different from enterprise-focused players, who are staggering under debt burdens and data center over-capacity, and running out of cash. Our model is built on the efficiency and scalability of the shared hosting and standardized managed services market - which generates higher revenues and profit margins - and requires far less data center space. With very low debt, and three times the amount of cash we need to reach profitability, we're positioned to win," said Kocher.

In its third quarter earnings announcement on June 21, 2001, the company projected that its net cash utilization for the combined companies will be between $65 million and $75 million before becoming cash flow positive. The company stated it believes that the combined company is more than fully funded, with about three times that amount currently available on a pro forma basis.

ABOUT MICRON ELECTRONICS

Micron Electronics, Inc. (Nasdaq: MUEI) is the parent company of HostPro, Inc., a leading provider of infrastructure, Web site, and hosted software applications to small and medium businesses around the world. HostPro manages more than 147,000 hosted Web sites and more than 79,700 paid hosting accounts. More information about Micron Electronics can be found at www.micronelectronics.com. More information about HostPro can be found at www.hostpro.com.

FORWARD-LOOKING STATEMENTS

Except for the historical information contained in this press release, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to: the expected growth opportunities of the Web hosting market; the expected growth of HostPro's business, including expectations for more rapid growth when the economy improves; the timing and approval of the merger by Micron Electronics' and Interland's shareholders; the successful completion of the merger; Micron Electronics' expected cash resources as of the time of the merger and thereafter; and Micron Electronics' expectations regarding its future financial results. Actual results may differ materially from those contained in the forward-looking statements in this press release. Factors that could affect these forward-looking statements include but are not limited to: the ability to achieve expected operating efficiencies in connection with the Interland merger, the ability to operate within budgeted expense levels both before and after the Interland merger, risks associated with integrating newly acquired technologies and products and unanticipated costs of such integration, the ability of the combined company to expand its customer base as planned, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses, customer acceptance of new products and services, the retention of key employees of Micron Electronics, HostPro and Interland, investments in new business opportunities and the impact of liabilities that could carry over from Micron Electronics' discontinued operations and the failure of the Interland merger to close due to the failure of the stockholders of Micron Electronics or Interland to approve

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the merger. Certain of these and other risks associated with Micron Electronics'
business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

WHERE YOU CAN FIND ADDITIONAL INFORMATION:

Investors and security holders of both Micron Electronics and Interland are advised to read the joint proxy statement/prospectus regarding the merger because it contains important information. Micron Electronics has filed a Form S-4 registration statement regarding the merger with the Securities and Exchange Commission, and Micron Electronics and Interland have mailed a joint proxy statement/prospectus about the merger to their respective shareholders. Such joint proxy statement/prospectus has been filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus as well as the annual report, quarterly reports, current reports and other documents filed by the companies at the Securities and Exchange Commission's web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained free of charge from Micron Electronics or Interland.

Micron Electronics and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron Electronics and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Micron Electronics' Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 26, 2000 and a description of any interests that they have in the merger are available in the joint proxy statement/prospectus. Micron Electronics' Proxy Statement for the 2000 Annual Meeting and the joint proxy statement/prospectus are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from Micron Electronics. Interland and its officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of Micron Electronics and Interland with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Interland 's Annual Report on Form 10-K for the year ended December 31, 2000, as amended May 1, 2001, and a description of any interests that they have in the merger are available in the joint proxy statement/prospectus. Interland's Form 10-K, as amended, and the joint proxy statement/prospectus are available free of charge at the Securities and Exchange Commission's web site at http://www.sec.gov and from Interland.


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